SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:               December 28, 1998

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                       333-52351-02                 "Pending"
                               333-52351-03
                               333-52351-04


c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
10790 Rancho Bernardo Road
San Diego, CA  92127

(619) 674-1800



Item 5.                       Other Events

Information relating to the distributions to Certificate holders for the November, 1998 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                       Financial Statements, Exhibits

               Exhibit No.                   Exhibit

                           1. Monthly Report for the November, 1998 Monthly
                              Period relating to the Mortgage Backed Notes
                              Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                              Trust 1998-4A, 1998-4B, 1998-4C.


                                             EXHIBIT INDEX

Exhibit

      1.       Monthly Report for the November, 1998 Monthly
               Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.





                                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:            ADVANTA Mortgage Corp., USA




BY:            /s/ William P. Garland
               William P. Garland
               Senior Vice President
               Loan Service Administration



December 31, 1998

                                             EXHIBIT 1


               ADVANTA Mortgage Loan Trust 1998-4A

                          Statement to Certificateholders

               Original       Prior
               Face           Principal
Class          Value          Balance        Interest       Principal      Total
A                 650,000,000.   650,000,000.      3,529,191       2,129,32      5,658,520.39
A Certificate                                                                                   -

Totals            650,000,000.   650,000,000.      3,529,191       2,129,32      5,658,520.39

                                             Current        Pass-Through
               Realized       Deferred       Principal      Rates
Class          Losses         Interest       Balance        Current        Next
A                                               647,870,671.      5.748910%     6.324380%
A Certificate                                                           NA            NA

Totals                                          647,870,671.58

                              Prior                                                      Current
                              Principal                                                  Principal
Class          CUSIP          Balance        Interest       Principal      Total         Balance
A                 00755WGC4       1000.000000       5.429526       3.275890      8.705416    996.724110
A Certificate                        0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                            90+ Days       Loans         Loans
                              30-59          60-89          excldg f/c,REO in            in
                              Days           Days           & Bkrptcy      Bankruptcy    REO
Trust A        Principal Balan  4,758,456.49     301,152.99           0.00    133,112.36          0.00
               % of Pool Balan       1.03259%       0.06535%       0.00000%      0.02889%      0.00000%
               Number of Loans             88              6              0             2             0
               % of Loans            1.23370%       0.08412%       0.00000%      0.02804%      0.00000%

                              Loans
                              in
                              Foreclosure
Trust A        Principal Balan           40,000.00
               % of Pool Balan       0.00868%
               Number of Loans              1
               % of Loans            0.01402%

General Mortgage Loan Information:
                                                                                            Trust A
Beginning Aggregate Mortgage Loan Balance                                                461,929,841.08
Prefunding                                                                                        0.00
Principal Reduction                                                                       1,103,136.16
Ending Aggregate Mortgage Loan Balance                                                   460,826,704.92

Beginning Aggregate Mortgage Loan Count                                                            7147
Ending Aggregate Mortgage Loan Count                                                               7133

Current Weighted Average Coupon Rate                                                          9.667878%
Next Weighted Average Coupon Rate                                                             9.666311%

Mortgage Loan Principal Reduction Information:
                                                                                            Trust A
Scheduled Principal                                                                         307,181.48
Curtailments                                                                                 (7,299.17)
Prepayments                                                                                 534,520.78
Repurchases                                                                                 268,733.07
Substitutions                                                                                     0.00
Liquidation Proceeds                                                                              0.00
Other Principal                                                                                   0.00

Less: Realized Losses                                                                             0.00

Total Principal Reduction                                                                     1,103,136.16

Servicer Information:
                                                                                            Trust A
Accrued Servicing Fee for the Current Period                                                     192,470.77
Less: Amounts to Cover Interest Shortfalls                                                        0.00
Less: Delinquent Service Fees                                                                     21,535.88
Collected Servicing Fees for Current Period:                                                     170,934.89

Advanced Principal                                                                                 NA
Advanced Interest                                                                                428,654.24

                              Other          Scheduled       Interest       Available     Available Funds
               Prepayment     Unscheduled    Principal      Carry          Funds Cap     Cap Carry
               Principal      Principal      Distribution   Forward        Current       Forward
Class          Distributed    Distributed    Amount         Amount         Amount        Amount
Class A                 534,52         261,43      1,103,136                                                  -
                                                                                                              -

Total                   534,52         261,43      1,103,136                                                  -


                Applied
                Realized Loss
                Amount
Class A                              -
                                     -

Total                                -

                                                  Prior                                     Current
                    Has a        Remaining        Over-       Accelerated      Extra          Over
                Trigger Event   Pre-Funded     Collateral      Principal     Principal     Collateral
                  Occurred        Amount         Amount       Distributed   Distributed      Amount
Trust A              NO       197,969,353.51           0.00   1,026,192.26          0.00          0.00

Total                                                              1,026,19         0.00          0.00

                  Specified        Over-
                    Over-       Collateral
                 Collateral       Deficit
                   Amount         Amount
Trust A          24,746,219.80           0.00


Total            24,746,219.80           0.00







Trust A Insured Payment                                                                            0.00
Pool Rolling six month delinquency rate                                                            N/A
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                     0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance               0.00%
Book Value of REO loans                                                                            0.00
Cumulative Number of Mortgage loans repurchased to date                                               4


TOTAL AVAILABLE FUNDS:
               Current Interest Collected:                         3,271,377.48

               Principal Collected:                                  834,403.09

               Insurance Proceeds Received:                                       -

               Net Liquidation Proceeds:                                          -

               Delinquency Advances on Mortgage Interest:            428,654.24

               Delinquency Advances on Mortgage Principal    NA

               Substitution Amounts:                                 268,733.07

               Trust Termination Proceeds:                                        -

               Investment Earnings on Certificate Account:               4,214.06

               Capitalized Interest Requirement:                     508,602.44

               Capitalized Interest Fund Earnings                     0.00

               Capitalized Interest Account                           0.00

               Investment Earnings on Pre-Funding Account        586,651.60

               Remaining Pre-Funding Account:                                     -

               Sum of the Above Amounts:                                         5,902,635.98

LESS:

               Servicing Fees (including PPIS):                      170,934.89

               Dealer Reserve:                                                    -

               Indenture Trustee Fees:                                   2,694.59

               Owner Trustee Fees:                                    69.44

               Insurance Premiums:                                     70,416.67

               Reimbursement of Delinquency Advances/Servici                      -

               Total Reductions to Available Funds Amount:                         244,115.59

               Total Available Funds:                                                         5,658,520.39

                                             EXHIBIT 1


               ADVANTA Mortgage Loan Trust 1998-4B

                          Statement to Certificateholders
               Original       Prior
               Face           Principal
Class          Value          Balance        Interest       Principal      Total
B                 350,000,000.   350,000,000.      1,900,334         975,62      2,875,957.32
B Certificate                                                                                   -

Totals            350,000,000.   350,000,000.      1,900,334         975,62      2,875,957.32

                                             Current        Pass-Through
               Realized       Deferred       Principal      Rates
Class          Losses         Interest       Balance        Current        Next
B                                               349,024,376.      5.748910%     6.324380%
B Certificate                                                           NA            NA

Totals                                          349,024,376.82

                              Prior                                                      Current
                              Principal                                                  Principal
Class          CUSIP          Balance        Interest       Principal      Total         Balance
B                 00755WGD2       1000.000000       5.429526       2.787495      8.217021    997.212505
B Certificate                        0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                            90+ Days       Loans         Loans
                              30-59          60-89          excldg f/c,REO in            in
                              Days           Days           & Bkrptcy      Bankruptcy    REO
Trust B        Principal Balan    947,248.68           0.00           0.00          0.00          0.00
               % of Pool Balan       0.44539%       0.00000%       0.00000%      0.00000%      0.00000%
               Number of Loans             17              0              0             0             0
               % of Loans            0.60910%       0.00000%       0.00000%      0.00000%      0.00000%

                              Loans
                              in
                              Foreclosure
Trust B        Principal Balan          0.00
               % of Pool Balan       0.00000%
               Number of Loans              0
               % of Loans            0.00000%

General Mortgage Loan Information:
                                                                                            Trust B
Beginning Aggregate Mortgage Loan Balance                                                213,198,102.88
Prefunding                                                                                        0.00
Principal Reduction                                                                         518,630.75
Ending Aggregate Mortgage Loan Balance                                                   212,679,472.13

Beginning Aggregate Mortgage Loan Count                                                            2795
Ending Aggregate Mortgage Loan Count                                                               2791

Current Weighted Average Coupon Rate                                                          9.550207%
Next Weighted Average Coupon Rate                                                             9.549662%

Mortgage Loan Principal Reduction Information:
                                                                                            Trust B
Scheduled Principal                                                                         101,680.99
Curtailments                                                                                   (242.21)
Prepayments                                                                                 252,195.81
Repurchases                                                                                 164,996.16
Substitutions                                                                                     0.00
Liquidation Proceeds                                                                              0.00
Other Principal                                                                                   0.00

Less: Realized Losses                                                                             0.00

Total Principal Reduction                                                                        518,630.75

Servicer Information:
                                                                                            Trust B
Accrued Servicing Fee for the Current Period                                                      88,832.54
Less: Amounts to Cover Interest Shortfalls                                                        0.00
Less: Delinquent Service Fees                                                                       6,048.65
Collected Servicing Fees for Current Period:                                                      82,783.89

Advanced Principal                                                                                 NA
Advanced Interest                                                                                121,148.51

                              Other          Scheduled       Interest       Available     Available Funds
               Prepayment     Unscheduled    Principal      Carry          Funds Cap     Cap Carry
               Principal      Principal      Distribution   Forward        Current       Forward
Class          Distributed    Distributed    Amount         Amount         Amount        Amount
Class B                 252,19         164,75         518,63                                                  -
                                     -                                                                        -

Total                   252,19         164,75         518,63                                                  -


                Applied
                Realized Loss
                Amount
Class B                              -
                                     -

Total                                -

                                                  Prior                                     Current
                    Has a        Remaining        Over-       Accelerated      Extra          Over
                Trigger Event   Pre-Funded     Collateral      Principal     Principal     Collateral
                  Occurred        Amount         Amount       Distributed   Distributed      Amount
Trust B              NO       142,131,846.36           0.00     456,992.43          0.00          0.00

Total                                                                456,99         0.00          0.00

                  Specified        Over-
                    Over-       Collateral
                 Collateral       Deficit
                   Amount         Amount
Trust B          13,324,873.10           0.00


Total            13,324,873.10           0.00







Trust B Insured Payment                                                                            0.00
Pool Rolling six month delinquency rate                                                            N/A
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                     0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance               0.00%
Book Value of REO loans                                                                            0.00
Cumulative Number of Mortgage loans repurchased to date                                               2


TOTAL AVAILABLE FUNDS:
               Current Interest Collected:                         1,569,541.12

               Principal Collected:                                  353,634.59

               Insurance Proceeds Received:                                       -

               Net Liquidation Proceeds:                                          -

               Delinquency Advances on Mortgage Interest:            121,148.51

               Delinquency Advances on Mortgage Principal              NA

               Repurchase and Substitution Amounts:                  164,996.16

               Trust Termination Proceeds:                                        -

               Investment Earnings on Certificate Account:               2,121.82

               Capitalized Interest Requirement:                     365,531.19

               Capitalized Interest Fund Earnings                     0.00

               Capitalized Interest Account                           0.00

               Investment Earnings on Pre-Funding Account        420,997.59

               Remaining Pre-Funding Account:                                     -

               Sum of the Above Amounts:                                         2,997,970.98

LESS:

               Servicing Fees (including PPIS):                        82,783.89

               Dealer Reserve:                                                    -

               Indenture Trustee Fees:                                   1,243.66

               Owner Trustee Fees:                                    69.44

               Insurance Premiums:                                     37,916.67

               Reimbursement of Delinquency Advances/Servici                      -

               Total Reductions to Available Funds Amount:                         122,013.66

               Total Available Funds:                                                         2,875,957.32

                                             EXHIBIT 1


               ADVANTA Mortgage Loan Trust 1998-4C

                          Statement to Certificateholders
               Original       Prior
               Face           Principal
Class          Value          Balance        Interest       Principal      Total
C                 100,000,000.   100,000,000.         528,78         671,84      1,200,628.86
C Certificate                                                                                   -

Totals            100,000,000.   100,000,000.         528,78         671,84      1,200,628.86

                                             Current        Pass-Through
               Realized       Deferred       Principal      Rates
Class          Losses         Interest       Balance        Current        Next
C                                                99,328,157.      5.598910%     6.174380%
C Certificate                                                           NA            NA

Totals                                           99,328,157.08

                              Prior                                                      Current
                              Principal                                                  Principal
Class          CUSIP          Balance        Interest       Principal      Total         Balance
C                 00755WGE0       1000.000000       5.287859       6.718429     12.006288    993.281571
C Certificate                        0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                            90+ Days       Loans         Loans
                              30-59          60-89          excldg f/c,REO in            in
                              Days           Days           & Bkrptcy      Bankruptcy    REO
Trust C        Principal Balan    652,950.14     243,037.67           0.00          0.00          0.00
               % of Pool Balan       0.63995%       0.23820%       0.00000%      0.00000%      0.00000%
               Number of Loans              9              4              0             0             0
               % of Loans            0.82418%       0.36630%       0.00000%      0.00000%      0.00000%

                              Loans
                              in
                              Foreclosure
Trust C        Principal Balan          0.00
               % of Pool Balan       0.00000%
               Number of Loans              0
               % of Loans            0.00000%

General Mortgage Loan Information:
                                                                                            Trust C
Beginning Aggregate Mortgage Loan Balance                                                102,464,951.49
Prefunding                                                                                        0.00
Principal Reduction                                                                         433,127.59
Ending Aggregate Mortgage Loan Balance                                                   102,031,823.90

Beginning Aggregate Mortgage Loan Count                                                            1096
Ending Aggregate Mortgage Loan Count                                                               1092

Current Weighted Average Coupon Rate                                                          9.636864%
Next Weighted Average Coupon Rate                                                             9.639670%

Mortgage Loan Principal Reduction Information:
                                                                                            Trust C
Scheduled Principal                                                                          26,712.34
Curtailments                                                                                   (181.07)
Prepayments                                                                                 182,196.32
Repurchases                                                                                 224,400.00
Substitutions                                                                                     0.00
Liquidation Proceeds                                                                              0.00
Other Principal                                                                                   0.00

Less: Realized Losses                                                                             0.00

Total Principal Reduction                                                                        433,127.59

Servicer Information:
                                                                                            Trust C
Accrued Servicing Fee for the Current Period                                                      42,693.73
Less: Amounts to Cover Interest Shortfalls                                                        0.00
Less: Delinquent Service Fees                                                                       4,944.83
Collected Servicing Fees for Current Period:                                                      37,748.90

Advanced Principal                                                                                 NA
Advanced Interest                                                                                 96,005.45

                              Other          Scheduled       Interest       Available     Available Funds
               Prepayment     Unscheduled    Principal      Carry          Funds Cap     Cap Carry
               Principal      Principal      Distribution   Forward        Current       Forward
Class          Distributed    Distributed    Amount         Amount         Amount        Amount
Class C                 182,19         224,21         433,12                                                  -
                                     -                                                                        -

Total                   182,19         224,21         433,12                                                  -


                Applied
                Realized Loss
                Amount
Class C                              -
                                     -

Total                                -

                                                  Prior                                     Current
                    Has a                         Over-       Accelerated      Extra          Over
                Trigger Event                  Collateral      Principal     Principal     Collateral
                  Occurred                       Amount       Distributed   Distributed      Amount
Trust C              NO                        2,464,951.49     238,715.33          0.00  2,703,666.82

Total                                              2,464,951         238,71         0.00  2,703,666.82

                  Specified        Over-
                    Over-       Collateral
                 Collateral       Deficit
                   Amount         Amount
Trust B           4,867,085.20           0.00


Total             4,867,085.20           0.00







Trust C Insured Payment                                                                            0.00
Pool Rolling six month delinquency rate                                                            N/A
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                     0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance               0.00%
Book Value of REO loans                                                                            0.00
Cumulative Number of Mortgage loans repurchased to date                                               2


TOTAL AVAILABLE FUNDS:
               Current Interest Collected:                           721,917.02

               Principal Collected:                                  208,727.59

               Insurance Proceeds Received:                                       -

               Net Liquidation Proceeds:                                          -

               Delinquency Advances on Mortgage Interest:              96,005.45

               Delinquency Advances on Mortgage Principal              NA

               Repurchase and Substitution Amounts:                  224,400.00

               Trust Termination Proceeds:                                        -

               Investment Earnings on Note Account:                         911.52


               Sum of the Above Amounts:                                         1,251,961.58

LESS:

               Servicing Fees (including PPIS):                        37,748.90

               Dealer Reserve:                                                    -

               Indenture Trustee Fees:                                      597.71

               Owner Trustee Fees:                                    69.44

               Insurance Premiums:                                     12,916.67

               Reimbursement of Delinquency Advances/Servici                      -

               Total Reductions to Available Funds Amount:                           51,332.72

               Total Available Funds:                                                         1,200,628.86